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New York Life Logo

                CORPORATE SPONSORED LIFE INSURANCE APPLICATION:

            NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corp.) 51 Madison Avenue, New York, NY 10010

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[ ] NEW           [ ] AMEND APPLICATION   [ ]REINSTATEMENT    }
    APPLICATION       DATED __/__/__      [ ]CHANGE REQUEST   }   POLICY NUMBER_________________
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QUESTION 1:   APPLICANT/OWNER (if other than insured)

              Name:___________________________________________________________________________________

              Address:________________________________________________________________________________

              City:______________________________ State:________________________ ZIP:_________________

              Tax ID#:  __ __ -- __ __ __ __ __ __ __  Social Security #:  __ __ __ -- __ __ -- __ __ __ __

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QUESTION 2:   PROPOSED INSURED                                      [ ]SEE ATTACHED CENSUS

              First/Middle Name: ___________________________ Last Name & Suffix: _____________________

              Address:________________________________________________________________________________

              City:______________________________ State:________________________ ZIP:_________________

              County of Residence: __________________________   Sex:   [ ] Male  [ ] Female  [ ] Unisex

              Date of Birth (M/D/Y): ____/____/____  Social Security #:  __ __ __ -- __ __ -- __ __ __ __

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QUESTION 3:   PLAN TYPE DESCRIPTION

              [ ] Collateral Assignment Split Dollar   [ ] Joint/Split Owners  [ ] Deferred Compensation
              [ ] Endorsement Split Dollar             [ ] 162 Bonus           [ ] Other___________________

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QUESTION 4:   WORK REQUIREMENTS             [ ] SEE ATTACHED CENSUS

              During the last 3 months, has the Proposed Insured been actively and continuously at work on a full-time basis (at least 30 hours per week) except vacations, normal non-working days, and other absences totaling not more than 5 days?

              [ ] YES  [ ] NO If "No," please give details in Question 9.

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QUESTION 5:   NICOTINE USE                  [ ] SEE ATTACHED CENSUS

              [ ] If Unismoker is being applied for, please check here and do not complete the remainder of this question.

              Has the Proposed Insured used tobacco or nicotine in any form in the last 12 months?

              [ ] YES  [ ] NO If "Yes," please include details:____________________________________________

996-650

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QUESTION 6:   BENEFICIARY

              Tax ID#:  __ __ -- __ __ __ __ __ __ __  Social Security #:  __ __ __ -- __ __ -- __ __ __ __

              Primary:_____________________________________________________________________________________

              _____________________________________________________________________________________________

              Relationship to Insured:_____________________________________________________________________

              Contingent:__________________________________________________________________________________

              _____________________________________________________________________________________________

              Relationship to Insured:_____________________________________________________________________

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QUESTION 7:   POLICY INFORMATION                      [ ] SEE ATTACHED CENSUS

              (a) Policy Type:                 [ ] CSUL  [ ] CSVUL  [ ] Other__ ________________________________
              (b) Policy Date:                 _________________________________________________________________
              (c) Face Amount:                 Base $____________________     Term    $_________________________
              (d) Premium:                     Scheduled $_______________     Initial $_________________________
              (e) Mode:                    [ ] Annually        [ ] Semi-Annually    [ ] Quarterly    [ ]Other____________
              (f) Death Benefit Option:    [ ] Option 1 (Level)                     [ ] Option 2 (increasing)
              (g) Riders:                      Type                                 Amount                Effective Date

                                           ____________________________________     _______________  ____________________

                                           ____________________________________     _______________  ____________________

                                           ____________________________________     _______________  ____________________

                                           ____________________________________     _______________  ____________________


              (h) IRC ss.7702 Test Election:  [ ] Guideline Premium     [ ] Cash Value Accumulation

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QUESTION 8:   REPLACEMENT

              Is the insurance applied for intended to replace, in whole or in part, any existing insurance
              or annuity contract?  [ ] YES   [ ] NO  If "Yes," please complete the following:

              (a) Insurance Company:_____________________________  (b) Policy Number:______________________
              (c) Plan:__________________________________________  (d) Amount $____________________________

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QUESTION 9:   ADDITIONAL INFORMATION/DETAILS

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________

              _____________________________________________________________________________________________
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996-650

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THOSE PERSONS WHO SIGN BELOW AGREE THAT:

1. All of the statements in this application are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up any of NYLIAC's rights or requirements.

3. Under penalties of perjury, it is certified that: (a) the social security or Employer ID numbers shown in this application are correct social security or taxpayer identification numbers; and (b) the holders of said numbers are not subject to any backup withholding of U.S. federal income tax for failure to report interest dividends.

4. The issuance of the policy is contingent on the completion of the Census Data and the Consent to Insure. This application is not complete until both are received.

5. To put a policy or benefit issued in response to this application in force, the policy or written evidence of the benefit must be delivered to the Applicant and the full first premium paid while all persons to be covered are living. If temporary coverage, with respect to a policy or benefit, is not in effect at time of delivery, there must not have been any material change in the insurability of those persons, as described by the statements in the application; this means that these statements must still be complete and true as if made at the time of delivery.

6. The attached census has been incorporated into and becomes a part of this application.

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Dated at ___________________ on _____________, 19__                   Signature of Applicant_____________________________________
I certify I have truly accurately recorded all answers given to me.

                                                                      ___________________________________________________________
Witness____________________________________________________           Title if signed on behalf of Corporation, Trust, etc.
            Agent/Registered Representative


___________________________________________________________           Signature of Proposed Insured
Countersigned by Licensed Resident Agent (if required)                    If other than Applicant________________________________


___________________________________________________________           Other Required Signature___________________________________
Resident Agent License Number (if required)


___________________________________________________________
Counter Code #/Surname (if required)
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996-650

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                              NEW YORK LIFE LOGO

                            New York Life Brokerage
                          920 Main Street, Suite 2100
                             Kansas City, MO 64105
                                 (816) 889-4000